                                                                     EXHIBIT 3.2

                                    BYLAWS

                                      OF

                           U.S. LEGAL SUPPORT, INC.

                              A TEXAS CORPORATION





                                          Date of Adoption: December 16, 1996


                                          Date of Amendment:  September 25, 1997

                                    BYLAWS

                               TABLE OF CONTENTS

                                                                                Page
                                                                                ----
Article I.     Offices and Records
               -------------------

     Section 1.     Registered Office .......................................     1
     Section 2.     Other Offices............................................     1
     Section 3.     Records..................................................     1

Article II.    Shareholders
               ------------

     Section 1.     Meetings of Shareholders.................................     1
     Section 2.     Annual Meeting...........................................     1
     Section 3.     Special Meetings.........................................     1
     Section 4.     Notices of Shareholders' Meetings........................     2
     Section 5.     Quorum of Shareholders...................................     2
     Section 6.     Adjournments of Annual and Special Meetings of
                     Shareholders............................................     2
     Section 7.     Procedure at Meetings of Shareholders....................     2
     Section 8.     Attendance and Proxies...................................     3
     Section 9      Voting of Shares.........................................     4
     Section 10.    Voting of Shares Owned by Another Corporation............     4
     Section 11.    Shares Held by Fiduciaries, Receivers, Pledgees..........     5
     Section 12.    Decisions at Meetings of Shareholders....................     5
     Section 13.    List of Shareholders.....................................     5
     Section 14.    Record Date..............................................     5
     Section 15.    Action by Written Consent................................     6
     Section 16.    Meeting by Telephone or Similar Communications Equipment.     6

Article III.   Board of Directors
               ------------------

     Section 1.     Board of Directors.......................................     6
     Section 2.     Number of Directors......................................     6
     Section 3.     Election and Term........................................     7
     Section 4.     Resignation..............................................     7
     Section 5.     Vacancy and Increase.....................................     7
     Section 6.     Removal..................................................     7
     Section 7.     Meeting of Directors.....................................     7
     Section 8.     First Meeting............................................     7
     Section 9.     Election of Officers.....................................     7
     Section 10.    Regular Meetings.........................................     8
     Section 11.    Special Meetings.........................................     8
     Section 12.    Notice...................................................     8
     Section 13.    Business to be Transacted................................     8
     Section 14.    Quorum - Adjournment if Quorum is Not Present............     8
     Section 15     Order of Business........................................     8
     Section 16.    Presumption of Asset.....................................     9
     Section 17.    Compensation.............................................     9

     Section 18.    Action by Unanimous Consent................................................     9
     Section 19.    Meeting by Telephone of Similar Communications Equipment...................     9
     Section 20.    Approval or Ratification of Acts or Contracts by Shareholders..............     9

Article IV. Officers' and Directors' Services, Conflicting Interests,
                   Indemnification and Insurance
                   -----------------------------

     Section 1.     Services...................................................................    10
     Section 2.     Directors' and Officers' Interests in Contracts............................    10
     Section 3.     Reliance Upon Books, Reports and Records...................................    11
     Section 4.     Non-Liability of Directors and Officers in Certain Cases...................    11
     Section 5.     Indemnification of Directors, Officers Employees and Agents................    11

Article V.     Board Committees................................................................    15
               ----------------

Article VI.    Officers
               --------

     Section 1.     Principal Officers.........................................................    16
     Section 2.     Additional Officers........................................................    16
     Section 3.     Terms of Officers..........................................................    17
     Section 4.     Salaries...................................................................    17
     Section 5.     Removal....................................................................    17
     Section 6.     Vacancies..................................................................    17
     Section 7.     Powers and Duties of Officers..............................................    17
     Section 8.     Chairman of the Board......................................................    17
     Section 9.     President..................................................................    17
     Section 10.    Vice Presidents............................................................    17
     Section 11.    Treasurer..................................................................    18
     Section 12.    Assistant Treasurers.......................................................    18
     Section 13.    Secretary..................................................................    18
     Section 14.    Assistant Secretaries......................................................    18
     Section 15.    Securities of Other Corporation............................................    19

Article VII.   Books, Documents and Accounts...................................................    19
               -----------------------------

Article VIII. Capital Stock
              -------------

     Section 1.     Stock Certificates.........................................................    19
     Section 2.     Transfers..................................................................    19
     Section 3.     Registered Holders.........................................................    20
     Section 4.     New Certificates...........................................................    20
     Section 5.     Distributions..............................................................    20
     Section 6.     Records Dates and Closing of Transfer Records..............................    20
     Section 7.     Regulations................................................................    21

Article IX.    Miscellaneous Provisions
               ------------------------

     Section 1.     Fiscal Year................................................................    21
     Section 2.     Seal.......................................................................    21
     Section 3.     Notice and Waiver of Notice................................................    21
     Section 4.     Resignations...............................................................    22
     Section 5.     Depositories...............................................................    22

                                 (ii)

     Section 6.     Signing of Checks and Notes..........................   22
     Section 7.     Gender and Number....................................   22
     Section 8.     Laws and Statutes....................................   22
     Section 9.     Headings.............................................   22

Article X.     Amendments................................................   23
               ----------

                                     (iii)

                           U.S. LEGAL SUPPORT, INC.

                                  B Y L A W S

                                   ARTICLE I

                              OFFICES AND RECORDS

     Section 1.  Registered Office. Until the Board of Directors otherwise
     ---------   -----------------
determines, the registered office of the Corporation required by the Texas Business Corporation Act to be maintained in the State of Texas shall be the registered office named in the original Articles of Incorporation of the Corporation, but such registered office may be changed from time to time by the Board of Directors in the manner provided by law. Should the Corporation maintain a place of business in Texas, such registered office need not be identical to the principal place of business of the Corporation.

     Section 2.  Other Offices. The Corporation may also have offices at such
     ---------   -------------
other places or locations, within or without the State of Texas, as the Board of Directors may determine or the business of the Corporation may require.

     Section 3.  Records. The books and records of the Corporation, except as
     ---------   -------
otherwise provided by statute or these Bylaws, shall be kept in the offices of the Corporation or in such other place within or without of the State of Texas as shall be determined by the Board of Directors.

                                  ARTICLE II

                                 SHAREHOLDERS

     Section 1.  Meetings of Shareholders. Any meeting of the shareholders,
     ---------   ------------------------
annual or special, shall be held at the principal place of business of the Corporation, or at such other place within or without the State of Texas as may be determined by the Board of Directors. However, any meeting may be held at any place within or without the State of Texas designated in a waiver or waivers of notice signed by, or in the aggregate signed by, all of the shareholders.

     Section 2.  Annual Meeting. An annual meeting of the shareholders shall be
     ---------   --------------
held at such place, within or without the State of Texas, on such date, and at such time as the Board of Directors shall fix each year as set forth in the notice of meeting, which date shall be within thirteen (13) months subsequent to the later of the date of incorporation or the last annual meeting of shareholders, for the purpose of electing directors and for the transaction of any and all such other business as may be properly brought before or submitted to the meeting. Any and all business of any nature or character whatsoever may be transacted, and action may be taken thereon, at any annual meeting, except as otherwise provided by law or by these Bylaws.

     Section 3.  Special Meetings. Special meetings of the shareholders for any
     ---------   ----------------
purpose or purposes, unless otherwise prescribed by statute or by law or by the Articles of Incorporation of the Corporation, may be called by the President, the Chairman of the Board (if any) or the Board of Directors, and shall be called by the Chairman of the Board (if any), the President or the Secretary upon written request therefor, stating the purpose or purposes of the meeting, delivered to such officer, signed by the then holder(s) of at least ten percent (10%) of all of the then issued and outstanding shares of the capital stock of the Corporation entitled to be voted at such meeting.

     Section 4.  Notices of Shareholders' Meetings.  Written or printed notice
     ---------   ---------------------------------
stating the place, day and hour of each meeting of the shareholders, and, in case of a special meeting, the purpose, or purposes for which the meeting is called, shall be delivered not less than ten (10) days nor more than sixty (60) days before the date of the meeting, either personally or by mail, by or at the direction of the President, the Secretary, or the officer or person calling the meeting, to each shareholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail addressed to the shareholder at his address as it appears on the share transfer records of the Corporation, with postage thereon prepaid. Any notice required to be given to any shareholder pursuant to this Section 4 need not be given to the shareholder if (1) notice of two consecutive annual meetings and all notices of meetings held during the period between those annual meetings, if any, or (2) all (but in no event less than two) payments (if sent by first class mail) by the Corporation of distributions with respect to its stock or interest on securities during a 12-month period have been mailed to that person, addressed to his address as shown on the share transfer records of the Corporation, and have been returned as undeliverable. If a shareholder described in the immediately preceding sentence delivers to the Corporation a written notice setting forth his then current address, the requirement that notice be given to that person shall be reinstated.

     Section 5.  Quorum of Shareholders.  Unless otherwise required by law or
     ---------   ----------------------
provided in the Articles of Incorporation, the holders of a majority of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders. In no event shall a quorum consist of the holders of less than a majority of the shares entitled to vote. Except as provided in Section 12 of this Article II, the vote of the holders of a majority of the shares entitled to vote and represented at a meeting at which a quorum is present shall be the act of the shareholders' meeting, unless the vote of a greater number is required by law, the Articles of Incorporation or these Bylaws. The shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the subsequent withdrawal of enough shareholders to leave less than a quorum or the refusal of any shareholder present in person or by proxy to vote or participate.

     Section 6.  Adjournments of Annual and Special Meetings of Shareholders.
     ---------   -----------------------------------------------------------
If the holders of the amount of shares necessary to constitute a quorum shall fail to attend any meeting of the shareholders in person or by proxy, then the holders of a majority of the shares entitled to vote which are represented in person or by proxy at the meeting may adjourn any such meeting from time to time without notice, other than by announcement at the meeting of the time and place at which the meeting will reconvene, until holders of the amount of shares requisite to constitute a quorum shall be present at the particular meeting or at any adjournment thereof, in person or by proxy. The holders of a majority of the shares entitled to vote and which are represented in person or by proxy at a meeting may also adjourn any annual or special meeting of the shareholders from time to time and without notice, other than by announcement at the meeting of the time and place at which the meeting will reconvene, until the transaction of any and all business submitted or proposed to be submitted to such meeting or any adjournment thereof shall have been completed. If the adjournment is for more than 60 days, or if after adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at such meeting. At any such adjourned meeting at which a quorum is present, in person or by proxy, any business may be transacted which might have been transacted at the meeting as originally notified or called.

     Section 7.  Procedure at Meetings of Shareholders.  The President of the
     ---------   -------------------------------------
Corporation, or in the event of his absence, failure or refusal to act, a Vice President of the Corporation shall call each meeting of the shareholders to order and shall act as Chairman of such meeting. If for any reason whatsoever neither the President nor a Vice President of the Corporation acts or will act as the Chairman of the meeting of shareholders, then the shareholders present, in person or by proxy, and entitled to vote thereat may by majority vote appoint a Chairman who shall act as Chairman of the meeting.

     The Secretary of the Corporation, or in the event of his absence, failure or refusal to act, an Assistant Secretary, shall act as Secretary of each meeting of the shareholders. If for any reason whatsoever neither the Secretary nor an Assistant Secretary acts or will act as Secretary of the meeting of shareholders, then the Chairman of the meeting or, if he fails to do so, the shareholders present, either in person or by proxy, and entitled to vote thereat may by majority vote appoint any person to act as Secretary of the meeting and such person shall act as Secretary of the meeting.

     The Chairman of any meeting shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of discussion as seem to him in order. Unless the Chairman of the meeting shall otherwise determine, the order of business shall be as follows:

          (a)  Calling of meeting to order.

          (b) Election of a Chairman and the appointment of Secretary, if necessary.

          (c)  Presentation of proof of the due calling of the meeting.

          (d) Presentation and examination of proxies and determination of a quorum.

          (e)  Reading and settlement of the minutes of the previous meeting.

          (f)  Reports of officers and committees.

          (g) The election of directors if an annual meeting, or a meeting called for that purpose.

          (h)  Unfinished business.

          (i)  New business.

          (j)  Adjournment.

     Section 8.  Attendance and Proxies.  Each shareholder entitled to vote
     ---------   ----------------------
at a shareholders' meeting may attend such meeting and vote in person or may attend such meeting by proxy, and vote by such proxy. Proxies of a shareholder may only be appointed by an instrument in writing executed by the Shareholder or by such shareholder's duly authorized attorney-in-fact and filed with the Secretary of the Corporation before or at the time of the particular meeting, and the attendance or the vote at any such meeting of a proxy of any such shareholder so appointed shall for all purposes be considered as the attendance or vote in person of such shareholder. Telegram, telex, cablegram or similar transmission by the shareholder, or a photographic, photostatic, facsimile, or similar reproduction of a writing executed by the shareholder, shall be treated as an execution in writing of the proxy for purposes of the preceding sentence. All proxies shall be received and taken charge of and all ballots shall be received and canvassed by the Secretary of the meeting who shall decide all questions touching upon the qualification of voters, the validity of the proxies, and the acceptance or rejection of votes, unless an inspector or inspectors shall have been appointed by the Chairman of the meeting, in which event such inspector or inspectors shall decide all such questions. No proxy shall be valid after eleven (11) months from the date of its execution unless otherwise expressly provided in the proxy. Each proxy shall be revocable unless expressly provided therein to be irrevocable and unless otherwise made irrevocable by law.

     Should a proxy designate two or more persons to act as proxies, unless such instrument shall provide the contrary, a majority of such persons present at any meeting at which their powers thereunder are to be exercised shall have and may exercise all of the powers of voting or giving consents thereby conferred, or if only one be present, then such powers may be exercised by that one or, if any even number attend and a majority do not agree on any particular issue, each proxy so attending shall be entitled to exercise such powers with respect to the percentage of the total shares equal to the percentage reached by dividing the number one by the total number of proxies representing such shares.

     Section 9.  Voting of Shares.  At each meeting of the shareholders, each
     ---------   ----------------
outstanding share standing in the shareholder's name on the share transfer records of the Corporation shall be entitled to one (1) vote on each matter submitted to vote at such meeting, subject, however, to the provisions of
Section 6 of ARTICLE VIII of these Bylaws, and except to the extent that the Articles of Incorporation provide for more or less than one vote per share or, if and to the extent permitted by law, limit or deny voting rights to the holders of the shares of any class or series, or as otherwise provided by law. Treasury shares, shares of the Corporation's stock owned by another corporation the majority of the voting stock of which is owned or controlled by the Corporation, and shares of the Corporation's stock held by a corporation in a fiduciary capacity shall not be voted, directly or indirectly, at any meeting, and shall not be counted in determining the total number of outstanding shares at any given time.

     At each election for directors by the shareholders, every shareholder entitled to vote at such election shall have the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are directors to be elected and for whose election he has a right to vote, or, unless expressly prohibited by the Articles of Incorporation of the Corporation, to cumulate his votes by giving one candidate as many votes as the number of such directors multiplied by his shares shall equal or by distributing such votes on the same principle among any number of such candidates. If cumulative voting of shares of capital stock of the Corporation has not been denied in the Articles of Incorporation, any shareholder thereby having cumulative voting rights and who intends to cumulate his votes shall give written notice of such intention to the Secretary of the Corporation on or before the day preceding the election at which such shareholder intends to cumulate his votes, and all shareholders may cumulate their votes if any shareholder gives such written notice of intention to cumulate his votes as provided for herein.

     Section 10. Voting of Shares Owned by Another Corporation.  Shares standing
     ----------  ---------------------------------------------
in the name of another corporation, domestic or foreign, on the books and records of the Corporation and having voting rights may be voted by such officer, agent or proxy as the bylaws of such other corporation may authorize or, in the absence of such authorization, as the board of directors of such other corporation may determine; provided, however, that when any foreign corporation without a permit to do business in the State of Texas lawfully owns or may lawfully own or acquire stock in a Texas corporation, it shall not be unlawful for such foreign corporation to vote such stock and to participate in the management and control of the business and affairs of such Texas corporation, as other shareholders, subject to all laws, rules and regulations governing Texas corporation, as other shareholders, subject to all laws, rules and regulations governing Texas corporations and especially subject to the provisions of the antitrust laws of the State of Texas.

     Section 11. Shares Held by Fiduciaries, Receivers, Pledgees.  Shares held
     ----------  -----------------------------------------------
by an administrator, executor, guardian or conservator may be voted by him so long as such shares forming a part of an estate are in the possession and form a part of the estate being served by him, either in person or by proxy, without a transfer of such shares into his name. Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him unless such shares shall have been transferred into his name as trustee. Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without such shares being transferred into his name if authority so to do is contained in an appropriate order of the court by which such receiver was appointed. A shareholder whose shares are pledged shall be entitled to vote such shares until such shares have been transferred on the books and records of the Corporation into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

     Section 12. Decisions at Meetings of Shareholders. At all meetings of the
     ----------  -------------------------------------
shareholders all elections of Directors shall be determined by a plurality of the votes of the shareholders entitled to vote represented in person or by proxy, a quorum being present, and all other questions, business and matters, except those of which the manner of deciding is otherwise expressly governed by the Texas Business Corporation Act or by the Articles of Incorporation or by these Bylaws, shall be decided by the vote of the holders of a majority of the votes of the shareholders entitled to vote, represented in person or by proxy, a quorum being present. All voting shall be viva voce, except that upon the
                                          ---- ----
determination of the Chairman of the meeting or upon the demand of any qualified voter or his proxy, voting on any question, matter or business at such meeting shall be by ballot. In the event any business, question or matter is so voted upon by ballot, then each ballot shall be signed by the shareholder voting or by his proxy and shall state the number of shares so voted.


     At any meeting at which a vote is taken by ballots, the Chairman of the meeting shall appoint one or more inspectors who shall subscribe an oath or affirmation to execute faithfully the duties of inspector at such meeting with strict impartiality and according to the best of his ability. Such inspector shall receive the ballots, count the votes and make and sign a certificate of the result thereof. The Chairman of the meeting may appoint any person to serve as an inspector, except no candidate for the office of director shall be appointed as an inspector.

     Section 13. List of Shareholders. A complete list of shareholders entitled
     ----------  --------------------
to vote at each shareholders' meeting or any adjournment thereof, arranged in alphabetical order, with the address of and the number of shares held by each, shall be prepared by the Secretary and kept on file at the registered office or principal place of business of the Corporation and shall be subject to inspection by any shareholder at any time during usual business hours for a period of at least ten (10) days prior to such meeting and shall be produced and kept open at such meeting and at all times during such meeting shall be subject to inspection by any shareholder. The original share transfer records shall be prima facie evidence as to the identity of the shareholders entitled to examine such list or share transfer records or to vote at any meeting of the shareholders.

     Section 14. Record Date. The Board of Directors shall have the power to
     ----------  -----------
close the share transfer records of the Corporation or, in lieu thereof, to fix a record date for the determination of the shareholders entitled to notice of or to vote at any meeting of the shareholders and at any adjournment thereof and to fix a record date for any other purpose as provided in Section 6 of ARTICLE VIII of these Bylaws.

     Section 15. Action by Written Consent. Any action required or which may be
     ----------  -------------------------
taken at any annual or special meeting of the shareholders may be taken without a meeting without prior notice and without a vote if a consent or consents in writing, setting forth the action so taken, shall be signed by those shareholders holding the number of votes necessary to approve the taking of such action at a meeting at which all shareholders entitled to vote with respect to the subject matter thereof were present and voting, and such consent shall have the same force and effect as a vote at a meeting and may be stated as such in any articles or document filed with the Secretary of State of Texas. No written consent shall be effective to take the action that is the subject of the consent unless it bears the date of signature of each shareholder who signs the consent and unless, within sixty (60) days after the date of the earliest dated consent delivered to the Corporation, a consent or consents signed by the holder or holders of shares having not less than the minimum number of votes that would be necessary to take the action that is the subject of the consent are delivered to the Corporation by delivery to its registered office, its principal place of business or to the Secretary or any Assistant Secretary of the Corporation. Delivery of any written consent to the Corporation pursuant to this paragraph shall be by hand or certified or registered mail, return receipt requested. Delivery to the Corporation's principal place of business shall be addressed to the President or Chief Executive Officer of the Corporation. A telegram, telex, cablegram, or similar transmission by a shareholder, or a photographic, photostatic, facsimile, or similar reproduction of a writing signed by a shareholder, shall be regarded as signed by the shareholder for purposes of this Section 15. Prompt notice of the taking of any action by shareholders without a meeting by less than unanimous written consent shall be given to those shareholders who do not consent in writing to the action.

     Section 16. Meeting by Telephone or Similar Communications Equipment.
     ----------  --------------------------------------------------------
Subject to the provisions required or permitted by the Texas Business Corporation Act for notice of meetings, unless otherwise restricted by these Bylaws or the Articles of Incorporation, shareholders may participate in and hold a meeting by means of conference telephone or other similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation in a meeting pursuant to this Section 16 shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.


                                  ARTICLE III

                              BOARD OF DIRECTORS

     Section 1.  Board of Directors. The powers of the Corporation shall be
     ---------   ------------------
exercised by or under the authority of, and the business, property and affairs of the Corporation shall be managed under the direction of, the Board of Directors and, subject to such restrictions, if any, as may be imposed by law, the Articles of Incorporation or by these Bylaws, the Board of Directors may, and are fully authorized to, do all such lawful acts and things as may be done by the Corporation. Directors need not be residents of the State of Texas or shareholders of the Corporation.

     Section 2.  Number of Directors. The number of directors which shall
     ---------   -------------------
constitute the entire Board of Directors shall be determined from time to time by resolution of the Board of Directors, provided that no decrease shall have the effect of shortening the term of any incumbent director, and further provided that the number of directors shall never be less than one (1). If the Board of Directors makes no such determination, the number of directors shall be the number set forth in the Articles of Incorporation.

     Section 3.  Election and Term. Except as otherwise provided in Section 5 of
     ---------   -----------------
this ARTICLE III, the directors shall be elected each year at the annual meeting of the shareholders, or at a special meeting of the shareholders held in lieu of the annual meeting. Each such director shall hold office, unless he is removed in accordance with the provisions of these Bylaws or he resigns, for the term for which he is elected and until his successor shall have been elected and qualified.

Each director shall qualify by accepting his election to office either expressly or by acting as a director.

     Section 4.  Resignation. Any director or officer of the Corporation may
     ---------   -----------
resign at any time as provided in Section 4 of ARTICLE IX of these Bylaws.

     Section 5.  Vacancy and Increase. Any vacancy occurring in the Board of
     ---------   --------------------
Directors may be filled by the affirmative vote of a majority of the remaining directors though less than a quorum of the Board of Directors. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office and until his successor shall have been elected and qualified. A directorship to be filled by reason of an increase in the number of directors may be filled by the Board of Directors for a term of office continuing only until the next election of one or more directors by the shareholders; provided, however, that the Board of Directors may not fill more than two such directorships during the period between any two successive annual meetings of shareholders. Any vacancy occurring in the Board of Directors or any directorship to be filled by reason of an increase in the number of directors may also be filled by election at an annual or special meeting of shareholders called for that purpose.

     Section 6.  Removal. At any meeting of shareholders at which a quorum of
     ---------   -------
shareholders is present called expressly for that purpose, any director or the entire Board of Directors may be removed from office, with or without cause, by a vote of the holders of a majority of the shares then entitled to vote at an election of directors; provided that, in case the shareholders have the right to cumulate votes for the election of directors, if less than the entire Board is to be removed, no director may be removed if the votes cast against his removal would be sufficient to elect him if then cumulatively voted at any election of the entire Board of Directors, or if there be classes of directors, at an election of the class of directors of which such director is a part, and any vacancy or vacancies in the Board resulting therefrom may be filled by the remaining directors, though less than a quorum, or by the shareholders, whichever shall first act thereon.

     Section 7.  Meeting of Directors. Meetings of the Board of Directors,
     ---------   --------------------
regular of special, may be held either within or without the State of Texas.

     Section 8.  First Meeting. Each newly elected Board of Directors may hold
     ---------   -------------
its first meeting for the purpose of organization and the transaction of business, if a quorum is present, immediately after and at the same place as the annual meeting of the shareholders, and no notice of such meeting shall be necessary.

     Section 9.  Election of Officers. At the first meeting of the Board of
     ---------   --------------------
Directors in each year at which a quorum shall be present, the Board of Directors shall proceed to the election of the officers of the Corporation.

     Section 10. Regular Meetings. Regular meetings of the Board of Directors
     ----------  ----------------
may be held at such times and places as shall be designated or determined by the Board of Directors. Notice of such regular meetings shall not be required.

     Section 11. Special Meetings. Special meetings of the Board of Directors
     ----------  ----------------
shall be held whenever and wherever called or provided to be held by the Chairman of the Board (if any), the President or by a majority of the directors then in office, and at the place, day and hour determined by the officer or such majority of the directors calling or providing for the holding of the particular meeting, in each instance, and such determination may be conclusively evidenced in a call, waiver of notice or other communication signed by the officers or such majority of the directors.

     Section 12. Notice. The Secretary or an Assistant Secretary shall, but in
     ----------  ------
the event of the absence of the Secretary or an Assistant Secretary or the failure, inability, refusal or omission on the part of the Secretary or an Assistant Secretary so to do, any other officer of the Corporation may, give notice to each director of each special meeting, and of the place, day and hour of the particular meeting, in person or by mail, or by telephone, telegraph or other means of communication, at least twenty-four (24) hours before the meeting. The attendance of a director at any meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

     Section 13. Business to be Transacted. Neither the business to be
     ----------  -------------------------
transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or any waiver of notice of such meeting. Any and all business of any nature or character whatsoever may be transacted and action may be taken thereon at any meeting, regular or special, of the Board of Directors. At any meeting at which every director shall be present, even though without any notice, any business may be transacted.

     Section 14. Quorum - Adjournment if Quorum is Not Present. A majority of
     ----------  ---------------------------------------------
the number of directors fixed by, or in the manner provided in, the Articles of Incorporation or these Bylaws shall constitute a quorum for the transaction of any and all business, unless a greater number is required by law or by the Articles of Incorporation or these Bylaws. At any meeting, regular or special or any first meeting, of the Board of Directors, if there be less than a quorum present, a majority of those present may adjourn the meeting from time to time without notice, other than by announcement at the meeting of the time and place at which the meeting will reconvene, until a quorum shall be present at the meeting. A majority of the directors present at any meeting of the Board of Directors, or if only one director may be present, then such director, may adjourn any meeting of the Board from time to time without notice, other than by announcement at such meeting of the time and place at which the meeting will reconvene, until the transaction of any and all business submitted or proposed to be submitted to such meeting or any adjournment thereof shall have been completed. The act of the majority of the directors present at any meeting of the Board of Directors at which a quorum is present shall constitute the act of the Board of Directors, unless the act of a greater number is required by law or the Articles of Incorporation or these Bylaws.

     Section 15. Order of Business. At all meetings of the Board of Directors,
     ----------  -----------------
business shall be transacted in such order as the Board of Directors may determine. At all meetings of the Board of Directors, if a Chairman of the Board has theretofore been elected by the Board of Directors pursuant to the provisions of Section 8 of ARTICLE VI of these Bylaws, the Chairman of the Board shall preside, but if a Chairman of the Board has not theretofore been elected or, if elected, he should be absent, the President shall preside and in the absence of the President, a Vice President shall preside, but if none of such officers shall be present or preside at any meeting of the Board, then a Chairman shall be chosen by the Board from among the directors present and such Chairman so chosen shall preside at the meeting.

     The Secretary of the Corporation, or in his absence, an Assistant Secretary, shall act as Secretary of the meetings of the Board of Directors, but in the absence of the Secretary and an Assistant Secretary, or if for any reason neither acts as Secretary thereof, the presiding officer shall appoint any person of his choice to act, and such person shall act, as Secretary of the meeting.

     Section 16. Presumption of Assent. A director of the Corporation who is
     ----------  ---------------------
present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as Secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the Secretary of the Corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

     Section 17. Compensation. Unless otherwise restricted by the Articles of
     ----------  ------------
Incorporation, the Board of Directors shall have authority to fix the compensation of directors. Nothing herein contained shall be construed so as to preclude any director from serving the Corporation in any other capacity or receiving compensation therefor. Members of special or standing committees may be allowed a fixed sum and expenses of attendance, if any, at committee meetings.

     Section 18. Action by Unanimous Consent. Any action required or permitted
     ----------  ---------------------------
to be taken at a meeting of the Board of Directors or any committee may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all members of the Board of Directors or committee, as the case may be. Such consent shall have the same force and effect as a unanimous vote at a meeting, and may be stated as such in any document or instrument filed with the Secretary of State of the State of Texas.

     Section 19. Meeting by Telephone or Similar Communications Equipment.
     ----------  --------------------------------------------------------
Subject to the provisions required or permitted by the Texas Business Corporation Act for notice of meetings, unless otherwise restricted by these Bylaws or the Articles of Incorporation, the Board of Directors or any committee thereof designated by the Board of Directors, may participate in and hold a meeting of the Board of Directors or any such committee by means of conference telephone or other similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation in a meeting pursuant to this Section 19 shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

     Section 20. Approval or Ratification of Acts or Contracts by Shareholders.
     ----------  -------------------------------------------------------------
The Board of Directors in its discretion may submit any act or contract for approval or ratification at any annual meeting of the shareholders, or at any special meeting of the shareholders called for the purpose of considering any such act or contract, and any act or contract that shall be approved or be ratified by the vote of the shareholders holding a majority of the issued and outstanding shares of stock of the Corporation entitled to vote and present in person or by proxy at such meeting, provided that a quorum is present, shall be as valid and as binding upon the Corporation and upon all of the shareholders as if it has been approved or ratified by every shareholder of the Corporation.

                                  ARTICLE IV

                OFFICERS' AND DIRECTORS' SERVICES, CONFLICTING
                   INTERESTS, INDEMNIFICATION AND INSURANCE

     Section 1.  Services. No director and, unless otherwise determined by the
     ---------   --------
Board of Directors, no officer of the Corporation, shall be required to devote his time or any particular portion of his time or render services or any particular services exclusively to the Corporation. Every director and, unless otherwise determined by the Board of Directors, every officer of the Corporation shall be entirely free to engage, participate and invest in any and all businesses, enterprises and activities, either similar or dissimilar to the business, enterprise and activities of the Corporation, without the breach of any duty to the Corporation or to its shareholders and without accountability or liability to the Corporation or to its shareholders.

     Every director and, unless otherwise determined by the Board of Directors, every officer of the Corporation shall, respectively, be entirely free to act for, serve and represent any other corporation, any entity or any person, in any capacity, and be or become a director or officer, or both, of any other corporation or any entity, irrespective of whether or not the business, purposes, enterprises and activities, or any of them, thereof be similar or dissimilar to the business, purposes, enterprises and activities, or any of them, of the Corporation, without the breach of any duty to the Corporation or to its shareholders and without accountability or liability to the Corporation or to its shareholders.

     Section 2.  Directors' and Officers' Interests in Contracts.  No
     ---------   -----------------------------------------------
contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization or entity in which one or more of the Corporation's directors or officers are directors or officers or have a financial interest, shall be void or voidable solely for such reason, solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if (i) the material facts of his relationship or interest shall be disclosed or known to the Board of Directors or the committee, and the Board of Directors or such committee shall in good faith authorize, approve or ratify such contract or other transaction by a vote of a majority of the disinterested directors present, even though the disinterested directors be less than a quorum, (ii) the material facts of such relationship or interest and of such contract or transaction shall be disclosed or known to the shareholders entitled to vote thereon and such shareholders shall in good faith authorize, approve or ratify such contract or other transaction, or (iii) such contract or other transaction is fair to the Corporation at the time of its authorization, approval or ratification by the Board of Directors or any committee thereof or the shareholders; nor shall any director or officer be responsible to, or liable to account to, the Corporation for any profits realized by or from or through any such contract or other transaction or the Corporation so authorized, ratified or approved, by reason of such interest or his being or having been a director or officer, or both, of the Corporation. Nothing herein contained shall create responsibility or liability in or in connection with any such event or prevent the authorization, ratification or approval of such contracts or other transactions in any other manner permitted by law or by statute. This Section 2 shall not be construed to invalidate any contract or other transaction which would otherwise be valid under the common or statutory law applicable thereto. Common or interested directors may be counted in determining the presence of a quorum at the meeting of the Board of Directors or committee thereof which authorizes any such contract or transaction.

     Section 3.  Reliance Upon Books, Reports and Records.  Neither a
     ---------   ----------------------------------------
director nor a member of any committee shall be liable if, acting in good faith and exercising ordinary care, he (i) relied and acted upon (a) written financial statements of the Corporation (including without limitation financial statements that include subsidiary corporations or other corporations accounted for on a consolidated basis or on the equity method of accounting) that purport to present the financial condition of the Corporation in accordance with generally accepted accounting principles, or (b) financial statements prepared on the basis of accounting used to file the Corporation's federal income tax return or any other accounting practices and principles that are reasonable in the circumstances, or (c) any financial information, including without limitation, condensed or summary financial statements, that are prepared on a basis consistent with financial statements described pursuant to subclauses (i)(a) and
(i)(b) of this sentence, or (d) a fair valuation or information from any other method that is reasonable under the circumstances, or (e) any combination of the statements, valuations or information authorized by this clause (i), (ii) relied upon the written advice of counsel, (iii) considered the worth of the assets of the Corporation to be at least equal to their book value, or (iv) in determining whether the Corporation made adequate provisions for payment, satisfaction or discharge of all of its liabilities and obligations, relied in good faith with ordinary care upon financial statements of, or other information concerning, any person who was or became contractually obligated to pay, satisfy or discharge some or all of those liabilities or obligations.

     Section 4.  Non-Liability of Directors and Officers in Certain Cases.  No
     ---------   --------------------------------------------------------
director, officer, or member of a committee shall be liable for his acts as such if he is excused from liability under any present or future provision of the Texas Business Corporation Act.

     Section 5.  Indemnification of Directors, Officers, Employees and Agents.
     ---------   ------------------------------------------------------------

     (a)  As used in this Section:

          (1) "Corporation" includes any domestic or foreign predecessor entity of the Corporation in a merger, consolidation or other transaction in which the liabilities of the predecessor are transferred to the Corporation by operation of law and in any other transaction in which the Corporation assumes the liabilities of the predecessor but does not specifically exclude liabilities that are the subject matter of this Section 5.

          (2) "Director" means any person who is or was a director of the Corporation and any person who, while a director of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise.

          (3)  "Expenses" include court costs and attorneys' fees.

          (4)  "Official Capacity" means

               (A) when used with respect to a Director, the office of director in the Corporation, and

               (B) when used with respect to a person other than a Director, the elective or appointive office in the Corporation held by the officer or the employment or agency relationship undertaken by the employee or agent on behalf of the Corporation, but neither A nor B above includes service for any other foreign or domestic corporation or any partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise.

          (5) "Proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, any appeal in such an action, suit or proceeding, and any inquiry or investigation that could lead to such an action, suit or proceeding.

     (b) The Corporation may indemnify any person who was, is or is threatened to be made a named defendant or respondent in any Proceeding because the person is or was a Director only if it is determined in accordance with paragraph (f) of this Section 5 that the person:

          (1)  conducted himself in good faith;

          (2)  reasonably believed:

               (A) in the case of conduct in his Official Capacity as a Director of the Corporation, that his conduct was in the Corporation's best interests, and

               (B) in all other cases, that his conduct was at least not opposed to the Corporation's best interests; and

          (3) in the case of any criminal Proceeding, had no reasonable cause to believe his conduct was unlawful.

     (c) Except to the extent permitted by paragraph (e) of this Section 5, a Director may not be indemnified under subsection 5(b) in respect of a
Proceeding:

          (1) in which the person is found liable on the basis that personal benefit was improperly received by him; or

          (2)  in which the person is found liable to the Corporation.

     (d) The termination of any Proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent is not, of itself, determinative that the person did not meet the requirements set forth in subsection 5(b). A person shall be deemed to have been found liable in respect of any claim, issue or matter only after the person shall have been so adjudged by a court of competent jurisdiction after exhaustion of all appeals therefrom.

     (e) A person may be indemnified under subsection 5(b) against judgments, penalties (including excise and similar taxes), fines, settlements and reasonable Expenses actually incurred by the person in connection with the Proceeding; but if the person is found liable to the Corporation or is found liable on the basis that personal benefit was improperly received by the person, the indemnification (i) is limited to reasonable Expenses actually incurred by the person in connection with the Proceeding, and (2) shall not be made in respect of any proceeding in which the person shall have been found liable for willful or intentional misconduct in the performance of his duty to the Corporation.

     (f) No indemnification under subsection 5(b) shall be made by the Corporation unless authorized in the specific case after a determination has been made that the Director has met the standard of conduct set forth in subsection 5(b). Such determination shall be made:

          (1) by the Board of Directors by a majority vote of a quorum consisting of directors who at the time of the vote are not named defendants or respondents in the Proceeding;

          (2) if such quorum cannot be obtained, then by a majority vote of a committee of the Board of Directors, designated to act in the matter by a majority vote of the full Board of Directors (in which vote directors who are named defendants or respondents may participate), which committee shall consist solely of two or more directors who at the time of the vote are not named defendants or respondents in the Proceeding; or

          (3) by special legal counsel, selected by the Board of Directors or a committee thereof by vote as set forth in clauses (1) or (2) of this subsection 5(f), or, if the requisite quorum of the full Board of Directors cannot be obtained therefor and such a committee cannot be established, by a majority vote of the full Board of Directors (in which vote directors who are named defendants or respondents may participate); or

          (4) by the shareholders in a vote that excludes the shares held by directors who are named defendants or respondents in the Proceeding.

     (g) Authorization of indemnification and determination as to reasonableness of Expenses shall be made in the same manner as the determination that indemnification is permissible, except that if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of Expenses shall be made in the manner specified in clause (3) in subsection 5(f) for the selection of such counsel. A provision contained in the Articles of Incorporation, the Bylaws, a resolution of shareholders or directors, or an agreement that makes mandatory the indemnification permitted under subsection 5(b) shall be deemed to constitute authorization of indemnification in the manner required by this section even though such provision may not been adopted or authorized in the same manner as the determination that indemnification is permissible.

     (h) A Director who has been wholly successful, on the merits or otherwise, in the defense of any Proceeding in which he is a party because he is or was a Director shall be indemnified by the Corporation against reasonable Expenses incurred by him in connection with the Proceeding.

     (i) If, upon application of a Director, a court of competent jurisdiction determines, after giving any notice the court considers necessary, that the Director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not he has met the standard of conduct set forth in subsection 5(b) or has been found liable in the circumstances described in subsection 5(c), the court may order such indemnification as the court determines is proper and equitable. The court by law is required to limit indemnification to reasonable Expenses if the Proceeding is brought by or on behalf of the Corporation or if the Director is found liable to the Corporation or is found liable on the basis of circumstances described in subsection 5(c)(1).

     (j) Reasonable Expenses incurred by a Director who was, is, or is threatened to be made a named defendant or respondent to a Proceeding may be paid or reimbursed by the Corporation in advance of the final disposition of such Proceeding and without the determination specified in subsection 5(f) or the authorization or determination specified in subsection 5(g) after receipt by the Corporation of a written affirmation by the Director of his good faith belief that he has met the standard of conduct necessary for indemnification by the Corporation as authorized in this Section 5, and a written undertaking by or on behalf of the Director to repay the amount paid or reimbursed if it shall ultimately be determined that he has not met that standard or if it is ultimately determined that indemnification of the director against expenses incurred by him in connection with that proceeding is prohibited by subsection 5(e). A provision contained in the Articles of Incorporation, these Bylaws, a resolution of shareholders or directors, or an agreement that makes mandatory the payment or reimbursement permitted hereunder shall be deemed to constitute authorization of that payment or reimbursement. The written undertaking required above must be an unlimited general obligation of the Director but need not be secured. It may be accepted without reference to financial ability to make repayment.

     (k) The indemnification provided by this Section 5 shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any statute, including, but not limited to, Article 2.02-1 of the Texas Business Corporation Act, Bylaw, agreement, insurance policy, vote of shareholders or disinterested directors or otherwise, both as to action in their Official Capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a Director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person; provided, however, no provision for the Corporation to indemnify or to advance Expenses to a Director who was, is or is threatened to be made a named defendant or respondent to a Proceeding, whether contained in the Articles of Incorporation, these Bylaws, a resolution of shareholders or directors, an agreement or otherwise (except as contemplated by subsection (p)), shall be valid unless consistent with this Section 5 or, to the extent that indemnity hereunder is limited by the Articles of Incorporation, consistent therewith.

     (1) Nothing contained in this Section 5 shall limit the Corporation's power to pay or reimburse Expenses incurred by a Director in connection with his appearance as a witness in a Proceeding at a time when he is not a named defendant or respondent in the Proceeding.

     (m)  Unless limited by the Articles of Incorporation of the Corporation,

          (1) an officer of the Corporation shall be indemnified as and to the same extent provided in subsection (h) and (i) for a Director and shall be entitled to the same extent as a Director to seek indemnification pursuant to the provisions of such subsections; and

          (2) the Corporation may indemnify and advance Expenses to an officer, employee or agent of the Corporation to the same extent that it may indemnify and advance Expenses to Directors pursuant to this Section 5.

     (n) The Corporation may indemnify and advance Expenses to persons who are not or were not officers, employees, or agents of the Corporation but who are or were serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, other enterprise, or employee benefit plan to the same extent that it may indemnify and advance expenses to Directors under this
Section 5.

     (o) The Corporation may indemnify and advance Expenses to an officer, employee, agent or person described pursuant to Section 5(n) and who is not a Director to such further extent, consistent with law, as may be provided by the Articles of Incorporation of the Corporation, these Bylaws, general or specific action of the Board of Directors, or contract or as permitted or required by common law.

     (p) The Corporation may purchase and maintain insurance or another arrangement on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or who is or was serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, other enterprise or employee benefit plan, against any liability asserted against him and incurred by him in any such a capacity or arising out of his status as such a person, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of the Texas Business Corporation Act or this Section 5. If the insurance or other arrangement is with a person or entity that is not regularly engaged in the business of providing insurance coverage, the insurance or arrangement may provide for a payment of a liability with respect to which the Corporation would not have the power to indemnify the person only if including coverage for the additional liability has been approved by the shareholders of the Corporation. Without limiting the power of the Corporation to procure or maintain any kind of insurance or other arrangement, a Corporation may, for the benefit of persons indemnified by the Corporation, (1) create a trust fund, (2) establish any form of self-insurance, (3) secure its indemnity obligation by grant of a security interest or other lien on the assets of the Corporation, or (4) establish a letter of credit, guaranty, or surety arrangement. The insurance or other arrangement may be procured, maintained, or established within the Corporation or with any insurer or other person deemed appropriate by the Board of Directors regardless of whether all or part of the stock or other securities of the insurer or other person are owned in whole or in part by the Corporation. In the absence of fraud, the judgement of the Board of Directors as to the terms and conditions of the insurance or other arrangement and the identity of the insurer or other person participating in an arrangement shall be conclusive and the insurance or arrangement shall not be voidable and shall not subject the directors approving the insurance or arrangement to liability, on any ground, regardless of whether directors participating in the approval are beneficiaries of the insurance or arrangement.

     (q) Any indemnification of, or advance of Expenses to a Director in accordance with this Section 5 shall be reported in writing to the shareholders with or before the notice or waiver of notice of the next shareholders' meeting or with or before the next submission to shareholders of a consent to action without a meeting pursuant to Section A, Article 9.10 of the Texas Business Corporation Act, and in any case, within the 12-month period immediately followng the date of the indemnification or advance.

     (r) For purposes of this Section 5, the Corporation shall be deemed to have requested a Director to serve as the trustee of an employee benefit plan whenever the performance by him of his duties to the Corporation also imposes duties on, or otherwise involved services by, him to the plan or participants or beneficiaries of the plan. Excise taxes assessed on a Director with respect to an employee benefit plan pursuant to applicable law shall be deemed "fines". Action taken or omitted by him with respect to an employee benefit plan in the performance of his duties for a purpose reasonably believed by him to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the Corporation.

                                   ARTICLE V

                               BOARD COMMITTEES

     The Board of Directors, by resolution adopted by a majority of the full Board of Directors, may designate from among its members one or more committees, each of which, to the extent provided in such resolution or in the Articles of Incorporation or in these Bylaws, shall have and may exercise all of the authority of the Board of Directors, except that no such committee shall have the authority of the Board of Directors in reference to (1) amending the Articles of Incorporation, except that a committee may, to the extent provided in the resolution designating the committee or in the Articles of Incorporation or these Bylaws, exercise the authority of the Board of Directors vested in it in accordance with Article 2.13 of the Texas Business Corporation Act, (2) proposing a reduction in the stated capital of the Corporation in the manner permitted by Article 4.12 of the Texas Business Corporation Act, (3) approving a plan of merger or share exchange of the Corporation, (4) recommending to the shareholders the sale, lease or exchange of all or substantially all of the property and assets of the Corporation otherwise than in the usual and regular course of its business, (5) recommending to the shareholders a voluntary dissolution of the Corporation or a revocation thereof, (6) amending, altering or repealing these Bylaws or adopting new Bylaws for the Corporation, (7) filling vacancies in the Board of Directors or any such committee or designating alternative members thereof, (8) filling any directorship to be filled by reason of an increase in the number of directors, (9) electing or removing officers or members or alternative members of any such committee, (10) fixing the compensation of any member or alternative members of such committee, or (11) altering or repealing any resolution of the Board of Directors that by its terms provided that it shall not be so amendable or repealable; and, unless the resolution establishing the committee or the Articles of Incorporation expressly so provide, no such committee shall have the power and authority to authorize any distribution by the Corporation to any of the shareholders or issuance of shares of the Corporation. A majority of all the members of any such committee may determine its action and fix the time and place of its meetings, unless the Board of Directors shall otherwise provide. At every meeting of any such committee, the presence of a majority of all of the members thereof shall constitute a quorum and the affirmative vote of a majority of the members present shall be necessary for the adoption by it of any resolution.
The Board of Directors shall have power at any time to change the number and members of any such committee, to fill vacancies and to discharge any such committee. The Board of Directors may designate one or more directors as alternate members of any committee, who may, subject to any limitation imposed by the Board of Directors, replace any absent or disqualified member of the committee at any meeting of such committee. In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member. The designation of such committee and the delegation thereto of authority shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility imposed by law.

                                  ARTICLE VI

                                   OFFICERS

     Section 1.  Principal Officers. The officers of the Corporation shall be
     ---------   ------------------
chosen by the Board of Directors. The officers shall be a President and a Secretary and may include one or more Vice Presidents, a Treasure and such number of Assistant Secretaries and Assistant Treasurers as the Board may from time to time determine or elect and if elected and so designated by the Board of Directors, a Chairman of the Board. Any person may hold two or more offices at the same time.

     Section 2.  Additional Officers. The Board may appoint such other officers
     ---------   -------------------
and agents as it shall deem necessary.

     Section 3.  Terms of Officers. Each officer shall hold his office until his
     ---------   -----------------
successor shall have been duly elected and qualified or until his death or until he shall resign or shall have been removed in the manner hereinafter provided.

     Section 4.  Salaries. The salaries or other compensation of the officers
     ---------   --------
and agents of the Corporation shall be fixed from time to time by the Board of Directors.

     Section 5.  Removal. Any officer or agent or member of any committee
     ---------   -------
elected or appointed by the Board of Directors may be removed by the Board of Directors whensoever in its judgment the best interests of the Corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent or member of any committee shall not of itself create contract rights.

     Section 6.  Vacancies. A vacancy in the office of any officer may be filled
     ---------   ---------
by the vote of a majority of the directors then in office.

     Section 7.  Powers and Duties of Officers. The officers so chosen shall
     ---------   -----------------------------
perform the duties and exercise the powers expressly conferred or provided for in these Bylaws, as well as the usual duties and powers incident to such office, respectively, and such other duties and powers as may be assigned to them by the Board of Directors or by the President.

     Section 8.  Chairman of the Board. The Board of Directors may select from
     ---------   ---------------------
among its members a Chairman of the Board who may, if so elected, preside at all meetings of the Board of Directors and approve the minutes of all proceedings thereat, and he shall be available to consult with and advise the officers of the Corporation with respect to the conduct of the business and affairs of the Corporation and shall have such other powers and duties as designated in accordance with these Bylaws and as from time to time may be assigned to him by the Board of Directors.

     Section 9.  President. The President, subject to the control of the Board
     ---------   ---------
of Directors, shall be the Chief Executive Officer, and he shall have general executive charge, management and control of the affairs, properties and operations of the Corporation in the ordinary course of its business, with all such duties, powers and authority with respect to such affairs, properties and operations as may be reasonably incident to such responsibilities; he may appoint or employ and discharge employees and agents of the Corporation and fix their compensation; he may make, execute, acknowledge and deliver any and all contracts, leases, deeds, conveyances, assignments, bills of sale, transfers, releases and receipts, and any and all mortgages, deeds of trust, indentures, pledges, chattel mortgages, liens and hypothecations, and any and all bonds, debentures, notes, other evidences of indebtedness and any and all other obligations and encumbrances and any and all other instruments, documents and papers of any kind or character for and on behalf of and in the name of the Corporation; and with the Secretary or an Assistant Secretary, he may sign all certificates for shares of the capital stock of the Corporation; and he shall do and perform such other duties and have such additional authority and powers as from time to time may be assigned to or conferred upon him by the Board of Directors.

     Section 10. Vice Presidents. In the absence of the President or in the
     ----------  ---------------
event of his disability or refusal to act, the Vice President (or in the event there be more than one Vice President, the Executive Vice President, if any, and then any other Vice Presidents in the order designated, or in the absence of any designation, then in the order of their election) shall perform the duties of the President, and when so acting, shall have all of the powers of and be subject to all of the restrictions upon the President. Any Vice President shall perform such other duties as may be assigned to him by the President or by the Board of Directors of the Corporation. Any action taken by a Vice President in the performance of the duties of the President shall be conclusive evidence of the absence or inability to act of the President at the time such action was taken.

     Section 11. Treasurer. The Treasurer shall have custody of all funds and
     ----------  ---------
securities of the Corporation which come into his hands. When necessary or proper, he may endorse on behalf of the Corporation, for collection, checks, notes and other obligations and shall deposit the same to the credit of the Corporation in such banks or depositories as shall be selected or designated by or in the manner prescribed by the Board of Directors. He may sign all receipts and vouchers for payments made to the Corporation, either alone or jointly with such officer as may be designated by the Board of Directors. Whenever required by the Board of Directors he shall render a statement of his cash account. He shall enter or cause to be entered, punctually and regularly, on the books of the Corporation to be kept by him or under his supervision or direction for that purpose, full and accurate accounts of all moneys received and paid out by, for or on account of the Corporation. He shall at all reasonable times exhibit his books and accounts and other financial records to any director of the Corporation during business hours. He shall have such other powers and duties as may be conferred upon or assigned to him by the Board of Directors. The Treasurer shall perform all acts incident to the position of Treasurer subject always to control of the Chief Executive Officer and the Board of Directors. He shall, if required by the Board of Directors, give such bond for the faithful discharge of his duties in such form and amount as the Board of Directors may require.

     Section 12. Assistant Treasurers. Each Assistant Treasurer shall have the
     ----------  --------------------
usual powers and duties pertaining to his office, together with such other powers and duties as may be conferred upon or assigned to him by the Board of Directors. The Assistant Treasurers shall have and exercise the powers of the Treasurer during that officer's absence or inability or refusal to act.

     Section 13. Secretary. The Secretary (1) shall keep the minutes of all
     ----------  ---------
meetings of the Board of Directors and the minutes of all meetings of the shareholders, in books provided for that purpose, (2) shall attend to the giving and serving of all notices, (3) may sign with the President or Vice President in the name of the Corporation and/or attest the signature of either to, all contracts, conveyances, transfers, assignments, encumbrances, authorizations and all other instruments, documents and papers, of any and every description whatsoever, of or executed for or on behalf of the Corporation and affix the seal of the Corporation thereto, (4) may sign with the President or a Vice President all certificates for shares of the capital stock of the Corporation and affix the corporate seal of the Corporation thereto, (5) shall have charge of and maintain and keep or supervise and control the maintenance and keeping of the stock certificate books, share transfer records and such other books and papers as the Board of Directors may authorize, direct or provide for, all of which shall at all reasonable times be open to the inspection of any director, upon request, at the office of the Corporation during business hours, (6) shall in general perform all of the duties incident to the office of Secretary, subject to the control of the President and the Board of Directors, and (7) shall have such other powers and duties as may be conferred upon or assigned to him by the Board of Directors.

     Section 14. Assistant Secretaries. Each Assistant Secretary shall have the
     ----------  ---------------------
usual powers and duties pertaining to his office, together with such other powers and duties as may be conferred upon or assigned to him by the Board of Directors or the Secretary. The Assistant Secretaries shall have and exercise the powers of the Secretary during that officer's absence or inability or refusal to act.

     Section 15. Securities of Other Corporations. The President or any Vice
     ----------  --------------------------------
President or the Secretary or the Treasurer of the Corporation shall have power and authority to transfer, enforce for transfer, vote, consent or take any other action with respect to any securities of another issuer which may be held or owned by the Corporation and to make, execute and deliver any waiver, proxy or consent with respect to any such securities and otherwise to exercise any and all rights and powers which the Corporation may possess by reason of its ownership of securities in such other corporation, including the exercise of any voting rights.

                                  ARTICLE VII

                         BOOKS, DOCUMENTS AND ACCOUNTS

     The Corporation shall keep correct and complete books and records of account and shall keep minutes of the proceedings of its shareholders. The Board of Directors shall have power to keep the books, documents and accounts of the Corporation outside of the State of Texas, except that a record of its shareholders, giving the names and addresses of all shareholders and the number and class of shares held by each shall be kept at its registered office or principal place of business, or at the office of its transfer agent or registrar and the original or duplicate stock ledger shall at all times be kept within the State of Texas.

                                 ARTICLE VIII

                                 CAPITAL STOCK

     Section 1.  Stock Certificates. The certificates for shares of the capital
     ---------   ------------------
stock of the Corporation shall be in such form, not inconsistent with that required by law and the Articles of

Incorporation, as shall be approved by the Board of Directors. They shall be consecutively numbered and shall be entered in the books of the Corporation as they are issued and shall exhibit the holder's name and number of shares. Every holder of stock in the Corporation shall be entitled to have a certificate signed by, or in the name of, the Corporation by the President or a Vice President and either the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares (and, if the stock of the Corporation shall be divided into classes or series, the class and series of such shares) owned by him in the Corporation, with the seal of the Corporation or a facsimile thereof impressed or printed thereon. Where any such certificate is countersigned by a transfer agent or registered by a registrar, either of which is another than the Corporation itself or an employee of the Corporation, the signatures of the President or Vice President and the Secretary or Assistant Secretary upon a certificate may be facsimiles, engraved or printed. In case any officer who shall have signed or whose facsimile signature shall have been placed on any such certificate shall have ceased to be such officer of the Corporation, whether because of death, resignation or otherwise, before such certificate is issued, such certificate may nevertheless be issued and delivered by the Corporation with the same effect as if the person were such officer at the date of its issuance.

     Section 2.  Transfers. Stock of the Corporation shall be transferable in
     ---------   ---------
the manner prescribed by the laws of the State of Texas and in these Bylaws. Transfers of stock shall be made on the books of the Corporation only by the person named in the certificate, or by his attorney-in-fact or legal representative, duly and lawfully authorized in writing, and upon the surrender of the certificate therefor, which shall be cancelled before the new certificate for a like number of shares shall be issued. Upon surrender to the Corporation or a transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

     The Board of Directors may appoint a transfer agent or a registrar for each class of stock, and may require all stock certificates to bear the signature of such transfer agent and of such registrar or either of them. The stock record books and the blank stock certificate books shall be kept by the Secretary, or at the office of such transfer agent or transfer agents as the Board of Directors may from time to time by resolution determine.

     Section 3.  Registered Holders. The Corporation shall be entitled to treat
     ---------   ------------------
the person in whose name any share of stock or any warrant, right or option is registered as the owner thereof for all purposes and shall not be bound to recognize any equitable or other claim to, or interest in, such share, warrant, right or option on the part of any other person, whether or not the Corporation shall have notice thereof, save as may be expressly provided otherwise by the laws of the State of Texas.

     Section 4.  New Certificates. The Corporation may, in its sole discretion,
     ---------   ----------------
issue a new certificate for shares of its stock in the place of any certificate theretofore issued by it, alleged to have been lost or destroyed, and the Board of Directors may, in its discretion, require the owner of the lost or destroyed certificate, or his legal representative, to give the Corporation such statement under oath or other evidence of such loss or destruction as the Board may desire, and a bond in form, amount and with such surety as the Board of Directors may prescribe or determine, and sufficient, in the sole judgement of the Board, to indemnify and protect the Corporation against any and all claims, liabilities, costs and expenses that may be made or asserted against it or which it may suffer or incur or pay, on account of the alleged loss of any such certificate or the issuance of such new certificate. A new certificate may be issued without requiring any bond when, in the sole discretion of the Board, it is proper so to do.

     Section 5.  Distributions. The Board of Directors may declare distributions
     ---------   -------------
of the assets of the Corporation to its shareholders as the Board deems expedient and as permitted by law under the provisions of the Texas Business Corporation Act. Before declaring any distributions there may be reserved out of the earned surplus such sums as the Board of Directors deems proper for working capital or as reserve fund to meet contingencies or for equalizing distributions, or for such other purposes as the Board may deem conducive to the interests of the Corporation, and the Board may abolish any such reserve in the manner in which it was created.

     Section 6.  Record Date and Closing of Share Transfer Records. For the
     ---------   -------------------------------------------------
purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or entitled to receive a distribution by the Corporation (other than a distribution involving a purchase or redemption by the Corporation of any of its own shares) or a share dividend, or in order to make a determination of shareholders for any other proper purpose (other than determining shareholders entitled to consent to action by shareholders proposed to be taken without a meeting of shareholders), the Board of Directors of the Corporation may provide that the share transfer records shall be closed for a stated period not to exceed, in any case, sixty (60) days. If the share transfer records shall be closed for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, such books shall be closed for at least ten (10) days immediately preceding such meeting. In lieu of closing the share transfer records, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than sixty (60) days and, in case of a meeting of shareholders, not less than ten (10) days prior to the date on which the particular action requiring such determination of shareholders is to be taken. If the share transfer records are not closed and no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of distribution, the date on which the notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such distribution is adopted, as the case may be, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided herein, such determination shall apply to any adjournment thereof except where the determination has been made through the closing of share transfer records and the stated period of closing has expired.

     Unless a record date shall have previously been fixed or determined pursuant to this Section 6, whenever action by shareholders is proposed to be taken by consent in writing without a meeting of shareholders, the Board of Directors may fix a record date for the purpose of determining shareholders entitled to consent to that action, which record date shall not precede, and shall not be more than ten (10) days after, the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors and the prior action of the Board of Directors is not required by the Texas Business Corporation Act, the record date for determining shareholders entitled to consent to action in writing without a meeting shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office, its principal place of business, or the Secretary or an Assistant Secretary of the Corporation. Delivery shall be by hand or by certified or registered mail, return receipt requested. Delivery to the Corporation's principal place of business shall be addressed to the President or the Chief Executive Officer of the Corporation. If no record date shall have been fixed by the Board of Directors and prior action of the Board of Directors is required by the Texas Business Corporation Act, the record date for determining shareholders entitled to consent to action in writing without a meeting shall be at the close of business on the date on which the Board of Directors adopts a resolution taking such prior action.

     Section 7.  Regulations.  The Board of Directors shall have power and
     ---------   -----------
authority to make all such rules and regulations as they may deem expedient concerning the issue, transfer and registration or the replacement of certificates for shares of the capital stock of the Corporation.

                                  ARTICLE IX

                           MISCELLANEOUS PROVISIONS

     Section 1.  Fiscal Year.  The fiscal year of the Corporation shall be such
     ---------   -----------
as the Board of Directors shall, by resolution, provide or establish or such as the President shall determine subject to approval of the Board.

     Section 2.  Seal.  The seal of the Corporation shall be in such form as the
     ---------   ----
Board of Directors shall prescribe, and may be used by causing it or a facsimile thereof to be impressed, or printed, or reproduced or in any other manner affixed. The Secretary shall have charge of the seal. If and when so directed by the Board of Directors, duplicates of the seal may be kept and used by the Treasurer or by the Assistant Secretary or Assistant Treasurer.

     Section 3.  Notice and Waiver of Notice.  Whenever any notice is required
     ---------   ---------------------------
to be given under the provisions of the Texas Business Corporation Act or under the provisions of these Bylaws or the Articles of Incorporation of the Corporation, said notice shall be deemed to be sufficient if given by depositing the same in a post office box in a sealed post-paid wrapper addressed to the person entitled thereto at his post office address as the same appears on the books or other records of the Corporation, and such notice shall be deemed to have been given on the day of such mailing, but said notice shall also be deemed to be sufficient and to have been given and received if given in any other manner or by any other means authorized or provided for elsewhere in these Bylaws. A written waiver of notice, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be equivalent to the giving of such notice.

     Section 4.  Resignations.  Any director or officer may resign at any time.
     ---------   ------------
Each such resignation shall be made in writing and shall take effect at the time specified therein, or, if no time be specified, at the time of its receipt by either the Board of Directors or the President or the Secretary. The acceptance of a resignation shall not be necessary to make it effective, unless expressly so provided in the resignation.

     Section 5.  Depositories.  Funds of the Corporation not otherwise employed
     ---------   ------------
shall be deposited in such banks or other depositories as either the Board of Directors or the President or the Treasurer may select or approve.

     Section 6.  Signing of Checks and Notes.  In addition to and cumulative of,
     ---------   ---------------------------
but in no way limiting or restricting, any other provision of these Bylaws which confer any authority relative thereto, all checks, drafts and other orders for the payment of money out of funds of the Corporation and all notes and other evidences of indebtedness of the Corporation shall be signed on behalf of the Corporation, in such manner, and by such officer or person as shall be determined or designated by the Board of Directors; provided, however, that if, when, after and as authorized or provided for by the Board of Directors, the signature of any such officer of person may be a facsimile or engraved or printed, and shall have the same force and effect and bind the Corporation as though such officer or person had signed the same personally, and, in the event of the death, disability, removal or resignation of any such officer or person, if the Board of Directors shall so determine or provide, as though and with the same effect as if such death, disability, removal or resignation had not occurred.

     Section 7.  Gender and Number.  Wherever used or appearing in these Bylaws,
     ---------   -----------------
pronouns of the masculine gender shall include the persons of the female sex as well as the neuter gender and the singular shall include the plural wherever appropriate.

     Section 8.  Laws and Statutes.  Wherever used or appearing in these Bylaws,
     ---------   -----------------
the words "law" or "laws" or "statute" or "statutes," respectively, shall mean and refer to laws and statutes, or a law or statute, of the State of Texas, to the extent only that such is or are expressly applicable, except where otherwise expressly stated or the context requires that such words not be so limited.

     Section 9.  Headings.  The headings of the Articles and Sections of these
     ---------   --------
Bylaws are inserted for convenience of reference only and shall not be deemed to be a part thereof or used in the construction or interpretation thereof.

                                   ARTICLE X

                                  AMENDMENTS

     These Bylaws may, from time to time, be added to, changed, altered, amended or repealed or new Bylaws may be made or adopted by the Board of Directors at any meeting of the Board of Directors, subject to repeal or change by action of the shareholders, unless the power to alter, amend or repeal the Bylaws is reserved to the shareholders in the Articles of Incorporation of the Corporation.